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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

       Date of report (Date of earliest event reported): November 15, 2001

                            THE J. M. SMUCKER COMPANY
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

              Ohio                         1-05111               36-0538550
          ------------                     -------               ----------
   (State or Other Jurisdiction          (Commission           (IRS Employer
        of Incorporation)                File Number)        Identification No.)


      Strawberry Lane, Orrville, Ohio                          44667
      -------------------------------                          -----
  (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (330) 682-3000
                                                           --------------



                                       N/A
          ----------------- ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

On November 15, 2001, The J. M. Smucker Company, an Ohio corporation, issued a press release to announce its earnings for the second quarter of its fiscal year. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         Exhibit
         Number            Exhibit
         -------           -------
         99.1              Press Release, dated November 15, 2001






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE J. M. SMUCKER COMPANY


                            By: /s/ Steven J. Ellcessor
                           --------------------------------------
                            Name:  Steven J. Ellcessor
                            Title: Vice President -- Finance and
                                   Administration, Secretary and
                                   General Counsel



Dated:  November 16, 2001





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                                  EXHIBIT INDEX



         Exhibit
         Number            Exhibit
         -------           -------
         99.1              Press Release, dated November 15, 2001







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